BLACKROCK FUNDSSM

BLACKROCK STRATEGIC PORTFOLIO I

This Prospectus relates to shares of the BlackRock Strategic Portfolio I (the Portfolio) of BlackRock FundsSM (the Fund). The investment adviser for the Fund is BlackRock Financial Management, Inc. (BlackRock).

PROSPECTUS

January 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup Non-U.S. World Government Bond Index (hedged): An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is hedged.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring portfolio performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

Investment Goal of the Portfolio

The investment goal of the Portfolio is to seek to maximize total return through the investment in a portfolio of investment grade fixed income securities of non-U.S. and U.S. issuers denominated in non-U.S. currencies, baskets of non-U.S. currencies and the U.S. dollar. The investment goal may be changed by the Fund’s Board of Trustees without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the management team expects to invest primarily in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio normally invests at least 65% of its total assets in such bonds. The Portfolio intends to primarily invest in developed countries, although it has the ability to invest up to 20% of its total assets in bonds of issuers in emerging market countries. The Portfolio may also invest in non-U.S. currencies. The Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return. When determining what securities to purchase and sell, the management team considers the relative risk versus the potential reward of owning a security. Other factors reviewed when evaluating a security for purchase or sale, among other things, are the credit, interest rate and prepayment risk, as well as general market conditions. The management team also considers how the purchase or sale will affect the Portfolio’s duration relative to the benchmark index and what the relative value of a fixed income sector or sub-sector is compared to another fixed income sector or sub-sector. In addition, the management team conducts intense credit analysis and review of each security purchased or sold.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The Portfolio will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 8 years and will invest in securities across the entire maturity spectrum. The management team will normally attempt to structure the Portfolio’s duration with a target of 0-8 years in the Portfolio.

The Portfolio intends to invest primarily in obligations of issuers based in developed countries. The Portfolio may, however, invest up to a maximum of 20% of its total assets in obligations of issuers based in emerging market countries, subject to the same credit quality restrictions as other investments. Subject to the limitation stated above regarding investments in emerging market countries, each Portfolio may invest 25% or more of its total assets in the securities of issuers located in a single country. Investments of 25% or more of a Portfolio’s total assets in a particular country will make the Portfolio’s performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

The management team may, when consistent with the Portfolio’s investment goals, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Portfolio may, from time to time take temporary defensive positions that are inconsistent with the Portfolio’s principal investment strategies in response to adverse market, economic, political, or other conditions. This may result in the inability of the Portfolio to meet its respective investment goal.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the Portfolio will not lose value. This means you could lose money.

Four of the main risks of investing in the Portfolio are: the Portfolio’s non-diversified status, interest rate risk, credit risk and the risk associated with investing in bonds of non-U.S. issuers.

Non-diversified Status.    The Portfolio is classified as a non-diversified portfolio under the Investment Company Act of 1940. Investment returns of a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio.

Interest rate risk.    Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the Portfolio. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Credit risk.    Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Non-U.S. Securities Risk.    Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

The expenses of the Portfolio can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

Additional Risks

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the Portfolio to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Portfolio will be magnified when it uses leverage. The Portfolio will also have to pay interest on its borrowings, reducing the Portfolio’s return. This interest expense may be greater than the Portfolio’s return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Portfolio to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of the Portfolio’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect the Portfolio’s performance.

When you invest in this Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

RISK/RETURN SUMMARY: PERFORMANCE INFORMATION

The chart and table below give you a picture of the long-term performance of the Portfolio. The information shows you how the Portfolio’s performance has varied since the Portfolio’s inception date and provides some indication of the risks of investing in the Portfolio. The table compares the Portfolio’s performance to that of Citigroup Non-U.S. World Government Bond Index (hedged), a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock Advisers, Inc. and its affiliates had not waived or reimbursed certain fund expenses during these periods, the Portfolio’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS

Best Quarter

Q4 ’00: 8.36%

Worst Quarter

Q2 ’04: -1.99%

’98	’99	’00	’01	’02	’03	’04	’05
9.82%	1.91%	16.91%	8.89%	11.00%	3.30%	4.24%	2.60%

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
Strategic Portfolio I
Return Before Taxes	2.60%	3.38%	5.95%	7.19%	10/06/97
Return After Taxes on Distributions	1.27%	2.13%	3.51%	3.87%	10/06/97
Return After Taxes on Distributions and Sale of Shares	1.87%	2.18%	3.59%	4.05%	10/06/97
Citigroup Non-U.S. World Government Bond Index (hedged)	5.70%	4.24%	5.13%	6.25%	N/A

*	The chart and the table both assume reinvestment of dividends and distributions.

Source: BlackRock Advisors, Inc.

[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

RISK/RETURN SUMMARY: FEE TABLE

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The “Annual Portfolio Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current expenses) and may not reflect expenses of the Portfolio after February 1, 2007.

BLACKROCK STRATEGIC PORTFOLIO I
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Advisory fees	0.20%

Other expenses	0.20%

Total Portfolio operating expenses	0.40%

Fee waivers & expense reimbursements(1)	0.14%

Net expenses(1)	0.26%

(1)	BlackRock has contractually agreed to waive or reimburse all “Advisory fees” and to cap “Total Portfolio operating expenses” at .26% (excluding interest expense) of average daily net assets until February 1, 2007. In addition, BlackRock has voluntarily agreed to waive or reimburse certain administration fees payable by the Portfolio to BlackRock in order to limit “Total Portfolio operating expenses” to .15% (excluding interest expense) of average daily net assets. BlackRock may discontinue this voluntary arrangement at any time. To the extent that expenses of the Portfolio unrelated to administration fees payable to BlackRock increase, “Total Portfolio operating expenses” could exceed .15% (but will not exceed .26% until February 1, 2007).

Example:    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example assumes an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
BlackRock Strategic Portfolio I	$27	$114	$210	$492

MANAGEMENT OF THE FUND

Adviser.    The Portfolio’s investment adviser is BlackRock Financial Management, Inc. (BlackRock or the Adviser). The Adviser’s principal business address is 40 E. 52nd Street, New York, NY 10022. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment firms in the United States with $452.7 billion of assets under management as of December 31, 2005. BlackRock, Inc., is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock provides asset management services with respect to U.S. and non-U.S. fixed income instruments. As adviser, BlackRock is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale decisions regarding the investments made by the Portfolio. BlackRock also provides research and credit analysis as well as certain other services.

The fund management team is led by a team of investment professionals at BlackRock, including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BlackRock since 1988, Andrew Gordon, Managing Director of BlackRock since 1996, and Scott Thiel, Managing Director of BlackRock since 2002.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

Mr. Gordon is the head of the global bond team and a member of the Investment Strategy Group. His primary responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income markets. Prior to joining BlackRock in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm’s international fixed income research effort.

Mr. Thiel is a member of the Investment Strategy Group and his primary responsibility is developing and implementing strategies in the non-dollar and emerging market sectors of the fixed income markets. Prior to joining BlackRock, he was a Vice President at Goldman Sachs & Co. since 1989, where he was responsible for developing strategies in both U.S. and international interest rate and derivative markets for institutional money managers.

BlackRock currently serves as investment adviser to institutional and individual investors in the United States and overseas through several funds and separately managed accounts. For its investment advisory services to the Portfolio, the Adviser is entitled to a fee, computed daily for the Portfolio and payable monthly, at the annual rate of .20% of the Portfolio’s average daily net assets. There were no advisory fees paid by the Portfolio to BlackRock for the fiscal year ended September 30, 2005. BlackRock has contractually agreed to waive all of its advisory fee from the Portfolio until February 1, 2007.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund’s investment advisory contracts is available in the Fund’s semi-annual report to shareholders.

Administrators.    BlackRock Advisors, Inc. (BAI) and PFPC Inc. (“PFPC”) (the Administrators) serve as the Portfolio’s co-administrators. BAI is an indirect majority-owned, and PFPC is an indirect wholly-owned, subsidiary of The PNC Financial Services Group, Inc.

The Administrators generally assist the Portfolio in all aspects of their administration and operation, including matters relating to the maintenance of financial records, fund accounting and the servicing of investors in the Portfolio. Under the Administration Agreement, the Fund pays to BAI and PFPC on behalf of the Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .075% of the first $500 million of the Portfolio’s average daily net assets, .065% of the next $500 million of the Portfolio’s average daily net assets and .055% of the average daily net assets of the Portfolio in excess of $1 billion and (ii) .025% of the first $500 million of average daily net assets allocated to shares of the Portfolio, .015% of the next $500 million of such average daily net assets and .005% of the average daily net assets allocated to shares of the Portfolio in excess of $1 billion.

Transfer Agent, Dividend Disbursing Agent and Custodian.    PFPC Trust Company, whose principal offices are located at 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as the Portfolio’s custodian and PFPC Inc., whose principal offices are located at 301 Bellevue Parkway, Wilmington, DE 19809, serves as their transfer agent and dividend disbursing agent.

PURCHASES AND REDEMPTIONS

Distributor.    Shares of the Portfolio are offered on a continuous basis for the Fund by its distributor, BlackRock Distributors, Inc. (BDI or the Distributor). The Distributor is a registered broker/dealer with principal offices at 760 Moore Road, King of Prussia, PA 19406-1212.

Purchase of Shares.    Shares of the Portfolio are offered to the separate account clients of the Adviser.

Shares are sold at their net asset value per share next computed after an order is received by PFPC. Orders received by 3:00 p.m. (Eastern Time) on a Business Day are priced the same day. A “Business Day” is any weekday that the New York Stock Exchange (the NYSE) is open for business.

Purchase orders may be placed by telephoning (800) 441-7762. Orders received by PFPC after 3:00 p.m. (Eastern Time) are priced on the following Business Day.

There is no minimum initial or subsequent investment requirement. Payment for shares must normally be made in Federal funds or other funds immediately available to the Portfolio’s custodian by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Portfolio, be made in the form of securities that are permissible investments for the Portfolio. If payment is not received by this time, you will be responsible for any loss to the Fund.

The Portfolio may in its discretion reject any order for shares.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires the Fund to obtain, verify and record a person’s name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. The Fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Fund, its transfer agent or its financial intermediaries to attempt to verify the person’s identity. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

Distribution and Service Plan.

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

In accordance with the Plan, Institutional shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (Service Organizations) pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to its transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Redemption of Shares.    Redemption orders for shares may be placed by telephoning (800) 441-7762. Shares are redeemed at their net asset value per share next determined after receipt of the redemption order. The Portfolio, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Portfolio and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 3:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the next Business Day, provided that the Portfolio’s custodian is also open for business. Payment for redemption orders received after 3:00 p.m. (Eastern Time) or on a day when the Portfolio’s custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Portfolio’s custodian is open for business. The Portfolio reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Portfolio. No charge for wiring redemption payments is imposed by the Portfolio.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Portfolio may also suspend the right of redemption or postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions. They may redeem shares involuntarily or make payment for redemption in securities (some of which may not be liquid) or other property when determined appropriate in light of the Portfolio’s responsibilities under the 1940 Act. The Fund reserves the express right to redeem shares of the Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio (for example, if the Portfolio is consistently losing money). Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

MARKET TIMING AND REDEMPTION/EXCHANGE FEES

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Net Asset Value” below.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption/exchange fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Each of the equity funds will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 90 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). Each of the High Yield Bond and International Bond Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 90-day period, or 30-day period, as the case may be, begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption/exchange fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption/exchange fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption/exchange fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified retirement plan or account; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

NET ASSET VALUE

The net asset value for the Portfolio is determined as of the close of business on the NYSE, generally 4:00 p.m. (Eastern Time), on days that the NYSE is open for trading, except on days on which no orders to purchase or redeem have been received. Net asset value will not be calculated on days when the NYSE is not open for business. Notwithstanding whether any orders to purchase or redeem have been received or whether the NYSE is open for business, the net asset value will be calculated on the last day of each month. Net asset value for the Portfolio is calculated by adding the value of all its securities, cash and other assets, subtracting the liabilities and dividing by the total number of Shares outstanding.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund’s Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock’s judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund’s NAV. As a result, a fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

DIVIDENDS AND DISTRIBUTIONS

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Dividends of net investment income derived by a fund are paid within 10 days after the end of month. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct BlackRock in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

TAXATION OF DISTRIBUTIONS

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of a fund is invested in non-U.S. securities, the fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Portfolio, including the extent of any state or local taxes. In addition, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Portfolio. Shareholders who are non-resident alien individuals, non-U.S. trusts or estates, non-U.S. corporations or non-U.S. partnerships may be subject to different U.S. Federal income tax treatment.

STATEMENTS

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The Portfolio delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

FINANCIAL HIGHLIGHTS

The financial information in the table below shows the Portfolio’s financial performance for the periods indicated. Certain information reflects results for a single share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

BlackRock Strategic Portfolio I

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
For a share outstanding throughout the period:

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period	$8.75	$8.85	$8.87	$9.20	$8.63

Net investment income	0.36[2]	0.33[2]	0.42	0.42	0.72

Net realized and unrealized gain (loss) on investments	0.03	(0.10)	0.13	0.40	0.58

Net increase from investment operations	0.39	0.23	0.55	0.82	1.30

Distributions from net investment income	(0.36)	(0.16)	(0.57)	(1.15)	(0.65)

Distributions from net realized gains	—	—	—	—	(0.08)

Distributions from capital	—	(0.17)	—	—	—

Total distributions	(0.36)	(0.33)	(0.57)	(1.15)	(0.73)

Net asset value, end of period	$8.78	$8.75	$8.85	$8.87	$9.20

TOTAL RETURN	4.47%	2.69%	6.39%	9.74%	15.51%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)	$71,286	$67,310	$56,122	$31,253	$33,297

Ratio of expenses to average net assets	0.22%	0.42%	0.26%	0.85%	0.27%
Ratio of expenses to average net assets (excluding interest expense)	0.20%	0.23%	0.26%	0.26%	0.26%
Ratio of expenses to average net assets (excluding waivers)	0.58%	0.71%	0.50%	1.15%	0.60%

Ratio of net investment income to average net assets	4.03%	3.80%	3.89%	4.73%	5.82%
Ratio of net investment income to average net assets (excluding waivers)	3.67%	3.51%	3.65%	4.43%	5.49%

Portfolio turnover	223%	203%	235%	180%	189%

(1)	Audited by other auditors.

(2)	Calculated using the average shares method.

The information above represents audited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

The Statement of Additional Information (SAI) dated January 31, 2006, includes additional information about the Portfolio. Additional information about the Portfolio’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The current SAI and the Fund’s annual and semi-annual reports to shareholders may be obtained free of charge from the Fund by calling (800) 441-7762. Shareholder inquiries also may be made at this number. The SAI, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. Information about the Fund (including the SAI) can be reviewed and copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549.

Investment Adviser

BlackRock Financial Management, Inc.

New York, New York

Administrator

BlackRock Advisors, Inc.

New York, New York

Administrator and Transfer Agent

PFPC Inc.

Wilmington, Delaware

Distributor

BlackRock Distributors, Inc.

King of Prussia, Pennsylvania

Counsel

Simpson Thacher & Bartlett LLP

New York, New York

Independent Registered Public Accountant

Deloitte & Touche LLP

Philadelphia, Pennsylvania

Investment Company Act File

No. 811-05742

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call (800) 441-7762.

BlackRock Strategic Portfolio I

Prospectus

January 31, 2006